Exhibit 10.18
SECOND AMENDMENT TO CREDIT AGREEMENT
    THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is made and entered into as of March 8, 2024, by and among KRATOS DEFENSE & SECURITY SOLUTIONS, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders (as defined below) party hereto and TRUIST BANK, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H :
    WHEREAS, the Borrower, the several banks and other financial institutions and lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have executed and delivered that certain Credit Agreement dated as of February 18, 2022, as amended by that certain First Amendment to Credit Agreement dated as of March 9, 2023 (as further amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”); and
    WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein, and the Administrative Agent and the Lenders party hereto have agreed to such amendments, in each case subject to the terms and conditions hereof.
    NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the parties hereto hereby covenants and agrees as follows:
SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement, as amended hereby. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.
SECTION 2. Amendments to Credit Agreement.
(a) Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended to:
(i) Delete the definition of “Controlled Account” therefrom in its entirety.
(ii) Add the following new defined term thereto in appropriate alphabetical order:
“Domestic Account” shall have the meaning set forth in Section 5.11.
(iii) Amend the following defined terms to read, in their entirety, as follows:
    “Consolidated Funded Debt” shall mean, as of any date, all Indebtedness of the Borrower and its Subsidiaries described in clauses (i), (ii), (iii), (v), and (vi)(x) of the definition of Indebtedness herein (excluding (x) any intercompany Indebtedness and

(y) the aggregate amount of letters of credit issued for the account of a Foreign Subsidiary, in each case to the extent offset by the cash and Permitted Investments held by any Foreign Subsidiary in deposit or securities accounts outside the United States), measured on a consolidated basis as of such date.
    “Control Account Agreement” shall mean any tri-party agreement by and among a Loan Party, the Administrative Agent and a depositary bank or securities intermediary at which such Loan Party maintains a Domestic Account, in each case in form and substance satisfactory to the Administrative Agent.
“Liquidity” shall mean, as of any date of determination, the sum of (i) (x) the Aggregate Revolving Commitment Amount minus (y) the aggregate principal amount of all Revolving Credit Exposure, plus (ii) unrestricted cash and Permitted Investments of the Loan Parties held in domestic deposit or securities accounts with the Administrative Agent or any Lender and, in each case, in which the Administrative Agent has a Lien.
    “Permitted Investments” shall mean:
(i)direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof;
(ii)commercial paper having the highest rating, at the time of acquisition thereof, of S&P or Moody’s and in either case maturing within six months from the date of acquisition thereof;
(iii)certificates of deposit, bankers’ acceptances and time deposits maturing within 180 days of the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of (A) any Lender, or (B) any other commercial bank organized under the laws of the United States or any state thereof or any foreign bank, in each case under this clause (B), which has a combined capital and surplus and undivided profits of not less than $500,000,000;
(iv)fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria described in clause (iii) above;
(v)marketable short-term money market and similar highly liquid funds having a rating of at least P-2 or A-2 from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency);
(vi)mutual funds investing solely in any one or more of the Permitted Investments described in clauses (i) through (v) above; and
(vii)solely with respect to Foreign Subsidiaries, (A) investments of the types and maturities described in clauses (i) through (vi) above of foreign obligors, which investments or obligors have the ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (B) other short-term investments utilized by non-US Persons in accordance with ordinary course investment practices for cash management in investments analogous to the foregoing investments in clauses (i) through (vi) above.

“Permitted Third Party Bank” shall mean any Lender with whom any Loan Party maintains a Domestic Account.
    “Total Net Leverage Ratio” shall mean, as of any date, the ratio of (i) Consolidated Funded Debt as of such date minus the aggregate amount, as of such date, of the unrestricted cash and Permitted Investments of the Loan Parties held in domestic deposit or securities accounts with the Administrative Agent or any Lender, to the extent such amount exceeds $20,000,000; provided that the total amount deducted from Consolidated Funded Debt at any time shall not exceed $150,000,000, to (ii) Consolidated EBITDA for the four consecutive Fiscal Quarters ending on or immediately prior to such date for which financial statements have been (or are required to have been) delivered under this Agreement.
(b) Amendment to Section 2.12(a). Section 2.12(a) is hereby amended by replacing the words “Controlled Accounts at Truist Bank” therein with the words “Domestic Accounts”.
(c) Amendment to Section 5.11. Sections 5.11(a) and (b) of the Credit Agreement are hereby amended to read, in their entirety, as follows:
        (a)    maintain all cash management and treasury business with Truist Bank or a Permitted Third Party Bank, including, without limitation, all deposit accounts, disbursement accounts, investment accounts and lockbox accounts (other than Excluded Accounts) (each such deposit account, disbursement account, investment account and lockbox account, a “Domestic Account”); each Domestic Account shall be a cash collateral account, with all cash, checks and other similar items of payment in such account securing payment of the Obligations, and in which the Loan Parties shall have granted a Lien to the Administrative Agent, on behalf of the Secured Parties;
        (b)    deposit promptly, and in any event no later than 10 Business Days after the date of receipt thereof, all cash, checks, drafts or other similar items of payment relating to or constituting payments made in respect of any and all accounts and other Collateral into Domestic Accounts, in each case except for cash and Permitted Investments the aggregate value of which does not exceed $500,000 at any time; and
(d) Amendment to Section 7.2. Section 7.2 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of subparagraph (i), (ii) renumbering subparagraph (j) as subparagraph (k), and (iii) adding a new subparagraph (j) that reads, in its entirety, as follows:
        (j)    Liens on cash and Permitted Investments held by a Foreign Subsidiary in deposit or securities accounts outside the United States securing letters of credit for the account of any Foreign Subsidiary; and
(e) Amendment to Exhibit 5.1(d). Schedule 2 (entitled “Financial Covenant Calculations”) attached to Exhibit 5.1(d) (Form of Compliance Certificate) of the Credit Agreement is hereby amended as follows:
(i) Paragraph (A)(i) of Schedule 2 attached to Exhibit 5.1(d) of the Credit Agreement is hereby amended to read, in its entirety, as follows:
Consolidated Funded Debt as of such date minus the aggregate amount, as of such date, of the unrestricted cash and Permitted Investments of the Loan Parties held in domestic deposit or securities accounts with the Administrative Agent or any Lender, to the extent such amount exceeds $20,000,000; provided that the total amount deducted from Consolidated Funded Debt at any time shall not exceed $150,000,000 (with detailed calculations attached hereto as Annex 1)
(ii) Paragraphs 1 and 2 of Annex 1 to Schedule 2 attached to Exhibit 5.1(d) of the Credit Agreement are hereby amended to read, in their entirety, as follows:
(1)    Consolidated Funded Debt
(a)    all Indebtedness of the Borrower and its Subsidiaries described in clauses (i), (ii), (iii), (v), and (vi)(x) of the definition of Indebtedness in the Credit Agreement (excluding (x) any intercompany Indebtedness and (y) the aggregate amount of letters of credit issued for the account of a Foreign Subsidiary, in each case to the extent offset by the cash and Permitted Investments held by any Foreign Subsidiary in deposit or securities accounts outside the United States), measured on a consolidated basis as of such date.
(2)    Unrestricted Cash and Permitted Investments of the Loan Parties held in domestic accounts with the Administrative Agent or any Lender, to the extent such amount exceeds $20,000,000, up to a maximum amount of $150,000,000.
SECTION 3. Conditions Precedent. This Agreement shall become effective only upon satisfaction or waiver of the following conditions precedent except as otherwise agreed between the Borrower and the Administrative Agent:
(a) the Administrative Agent’s receipt of this Agreement duly executed by each of (i) the Loan Parties, (ii) the Required Lenders and (iii) the Administrative Agent; and
(b) the Borrower shall have paid all reasonable, out-of-pocket costs and expenses of the Administrative Agent due and payable on or prior to the date hereof, including, without limitation, reasonable fees, charges and disbursements of counsel for the Administrative Agent, required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.
SECTION 4. Miscellaneous Terms.
(a) Loan Document. For avoidance of doubt, the Loan Parties, the Lenders party hereto and the Administrative Agent each hereby acknowledges and agrees that this Agreement is a Loan Document.
(b) Effect of Agreement. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Loan Parties.
(c) No Novation or Mutual Departure. The Loan Parties expressly acknowledge and agree that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 above and (ii) nothing in this Agreement shall affect or limit the Administrative Agent’s or any Lender’s right to demand payment of liabilities owing from the Borrower or any other Loan Party to the Administrative Agent or the Lenders under, or to demand strict performance of the terms, provisions, and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of an Event of Default under the Credit Agreement or the other Loan Documents (provided that it is acknowledged and agreed (x) by the

Borrower, as further set forth in Section 4(e) below, that as of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default and (y) by the Administrative Agent that as of the date hereof, it has not received written notice from the Borrower stating that a Default or Event of Default has occurred and is continuing).
(d) Ratification. Each Loan Party hereby (i) restates, ratifies, and reaffirms all of its obligations and covenants set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Agreement and any other Loan Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date).
(e) No Default. To induce Lenders to enter into this Agreement, Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of Borrower or arising out of or with respect to any of the Loans or other obligations of Borrower owed to Lenders under the Credit Agreement or any other Loan Document.
(f) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.
(g) Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy, other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) or electronic signature as permitted by Section 10.17 of the Credit Agreement shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party so delivering an executed counterpart of this Agreement by facsimile, telecopy, other electronic method of transmission or electronic signature shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement.
(h) Recitals Incorporated Herein. The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.
(i) Section References. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.
(j) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
(k) Severability. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(l) Reaffirmation. Each Guarantor (i) consents to the execution and delivery of this Agreement, (ii) reaffirms all of its obligations and covenants under the Loan Documents to which it is a party, and (iii) agrees that none of its respective obligations and covenants shall be reduced or limited by the execution and delivery of this Agreement.
(Signature pages follow)

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its duly authorized officer as of the day and year first above written.
BORROWER:
KRATOS DEFENSE & SECURITY
SOLUTIONS, INC.

By: ___/s/ Deanna H. Lund____________________
Name:     Deanna H. Lund
Title:    EVP / CFO

GUARANTORS:

[Kratos—Second Amendment]

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
5-D SYSTEMS, INC.
BSC PARTNERS, LLC
CONSOLIDATED TURBINE SPECIALISTS LLC
CTT INC.
DALLASTOWN REALTY I, LLC
DALLASTOWN REALTY II, LLC
DIGITAL FUSION SOLUTIONS, INC.
DIGITAL FUSION, INC.
DTI ASSOCIATES, INC.
FLORIDA TURBINE TECHNOLOGIES, INC.
FTT AMERICA, LLC
GENERAL MICROWAVE CORPORATION
GENERAL MICROWAVE ISRAEL CORPORATION
GICHNER SYSTEMS GROUP, INC.
GICHNER SYSTEMS INTERNATIONAL, INC.
HAVERSTICK CONSULTING, INC.
HGS HOLDINGS, INC.
KRATOS ANTENNA HOLDINGS DIVISION, INC.
KRATOS ANTENNA SOLUTIONS CORPORATION
KRATOS ANTENNA SOLUTIONS GLOBAL CORPORATION

KRATOS ANTENNA SOLUTIONS INTERNATIONAL CORPORATION
KRATOS COMMUNICATIONS, INC.
KRATOS DEFENSE & ROCKET SUPPORT SERVICES, INC.
KRATOS INTEGRAL HOLDINGS, LLC
KRATOS INTEGRAL SYSTEMS INTERNATIONAL, INC.
KRATOS S1, INC.
KRATOS S2, INC.
KRATOS SPACE & MISSILE DEFENSE SYSTEMS, INC.
KRATOS SRE, INC.
KRATOS SYSTEMS AND SOLUTIONS, INC.
KRATOS TECHNOLOGY & TRAINING SOLUTIONS, INC.
KRATOS UNMANNED AERIAL SYSTEMS, INC.
KRATOS UNMANNED SYSTEMS SOLUTIONS, INC.
KTT CORE, INC.
MICRO SYSTEMS, INC.
MSI ACQUISITION CORP.
SAT CORPORATION
SHADOW I, INC.
SHADOW II, INC.
SIERRA TECHNICAL SERVICES, INC.
SUMMIT RESEARCH CORPORATION
TECHNICAL DIRECTIONS INC.

By:     /s/ Deanna H. Lund
 Name: Deanna H. Lund
Title: EVP / CFO

[Kratos—Second Amendment]

TRUIST BANK,
    as the Administrative Agent and a Lender

By:__/s/ Anika Kirs___________________
Name: Anika Kirs
Title: Director

[Kratos—Second Amendment]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:___/s/ Kristin Jang____________________
Name: Kristin Jang
Title: Vice President

[Kratos—Second Amendment]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:___/s/ Eric H. Williams________________
Name: Eric H. Williams
Title: Senior Vice President

[Kratos—Second Amendment]

GOLDMAN SACHS BANK USA,
as a Lender

By:__/s/ Priyankush Goswami_________
Name: Priyankush Goswami
Title: Authorized Signatory

[Kratos—Second Amendment]

CITY NATIONAL BANK,
as a Lender

By:___/s/ Brian Myers__________________
Name: Brian Myers
Title: Managing Director

[Kratos—Second Amendment]

REGIONS BANK,
as a Lender

By:___/s/ George Hunter______________
Name: George Hunter
Title: Vice President

[Kratos—Second Amendment]

FIRST NATIONAL BANK OF PENNSYLVANIA,
as a Lender

By:__/s/ M. Claire Harshbarger______________
Name: M. Claire Harshbarger
Title: Assistant Vice President

[Kratos—Second Amendment]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:___/s/ Paul F. Johnson____________
Name: Paul F. Johnson
Title: Vice President

[Kratos—Second Amendment]

CADENCE BANK (FKA, BancorpSouth Bank),
as a Lender

By:____/s/ Carson Thoma_______________
Name: Carson Thoma
Title: Sr. Vice President

[Kratos—Second Amendment]

ASSOCIATED BANK, N.A,
as a Lender

By:___/s/ Kyle Nass_____________________
Name: Kyle Nass
Title: Senior Vice President

[Kratos—Second Amendment]

SYNOVUS BANK,
as a Lender

By:___/s/ Robert Haley___________________
Name: Robert Haley
Title: Director

[Kratos—Second Amendment]

TRUSTMARK NATIONAL BANK,
as a Lender

By:__/s/ Robert F. Diehl, Jr._______________
Name: Robert F. Diehl, Jr.
Title: Executive Vice President

[Kratos—Second Amendment]